                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                   May 2, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  Salton, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-19557                   36-3777824
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

            550 Business Center Drive, Mount Prospect, Illinois  60056
            ----------------------------------------------------------
            (Address of principal executive offices)        (Zip Code)


                                 (847) 803-4600
                         -------------------------------
                         (Registrant's telephone number)

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ITEM 5. OTHER EVENTS.

         On May 2, 2001, Salton, Inc. (the "Registrant") and Pifco Holdings PLC announced that they had reached an agreement on the terms of a recommended cash offer (the "Offer") to be made on behalf of the Registrant to acquire the entire issued capital of Pifco in a transaction that values Pifco at approximately $75 million in cash.

         The foregoing description of the Offer is qualified in its entirety by reference to the Registrant's press release and the press announcement of the Registrant both dated May 2, 2001, copies of each of which are attached as Exhibits 99(a) and 99(b) hereto and are incorporated by reference herein in their entirety.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Exhibits

                  99(a)    Press Release issued by Salton, Inc. dated May 2,
                           2001.

                  99(b) Press Announcement of Salton, Inc. and Pifco dated May 2, 2001.


                                      -2-

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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SALTON, INC.


                                           /s/ WILLIAM B. RUE
                                           -------------------------------------
                                           William B. Rue
Dated: May 2, 2001                         President and Chief Operating Officer



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                                INDEX TO EXHIBITS

     EXHIBIT
       NO.                           DESCRIPTION
     -------                         -----------
      99(a)    Press Release issued by Salton, Inc. dated May 2, 2001.

      99(b)    Press Announcement of Salton, Inc. and Pifco dated May 2, 2001.
